UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2007 (June 12, 2007)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	1-9397 (Commission File No.)	76-0207995 (I.R.S. Employer Identification No.)

2929 Allen Parkway, Suite 2100 Houston, Texas (Address of Principal Executive Offices)	77019 (Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 12, 2007, as part of a previously announced stock repurchase program, the Company entered into a Stock Purchase Plan (the “Plan”) with an agent for the purchase of shares of the Company’s common stock that complies with the requirements of Rule 10b5-1 promulgated by the Securities Exchange Act of 1934. The term of the Plan will run from June 13, 2007 until July 31, 2007, unless earlier terminated. During that term, the agent will, subject to applicable trading rules, use its best efforts to repurchase a number of shares of the Company’s common stock, if any, that will be determined under the terms of the Plan each trading day based on the trading price of the stock on that day. Shares will be repurchased by the agent at the prevailing market prices, in open market transactions intended to comply with Rule 10b-18 of the Exchange Act. Either the Company or the agent may terminate the Plan.
Depending upon prevailing market conditions and other factors, there can be no assurance that any or all authorized shares of common stock will be purchased pursuant to the Plan, program or otherwise. In no event will the cumulative amounts of common stock purchased under the Plan and through Discretionary Purchases during the term of the Plan exceed $260 million, inclusive of all commissions and fees paid to the agent by the Company related to such repurchases.
Forward-Looking Statements
This Form 8-K contains certain “forward-looking statements” (as defined in Section 21E of the Exchange Act, as amended) that reflect the Company’s expectations regarding future events. These forward-looking statements reflect the Company’s current beliefs and expectations and are based on information currently available to the Company. Accordingly, these statements are subject to known and unknown risks, uncertainties and other factors that could cause actual events to differ from those expressed in, or implied by, these statements. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 and all subsequent filings with the Securities and Exchange Commission for a discussion of other risks and uncertainties. As a result, no assurance can be given that the Company’s beliefs and expectations covered by such forward-looking statements will be achieved. The Company is not obligated and has no intention to update or revise these forward-looking statements to reflect new events, information or circumstances.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: June 18, 2007	By:	/s/ Sandra E. Alford
Sandra E. Alford
Corporate Secretary

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